SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

July 21, 2004

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East	770-481-0305
Suite 8050	(Registrant’s Telephone Number Including area code)
Atlanta, GA 30346
(Address of Principal Executive Offices)
(Zip Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Pricing of Public Offering

ITEM 9. REGULATION FD DISCLOSURE

On July 21, 2004 Jameson Inns, Inc. issued a press release announcing that its registration statement covering a public offering of its common stock was declared effective and the price at which the stock would be offered to the public. A copy of the press release is furnished as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.
By: Craig R. Kitchin

Dated as of July 21, 2004	/s/ CRAIG R. KITCHIN
Its: President & Chief Financial Officer